Exhibit 99.1

Agios Appoints Cecilia Jones as Chief Financial Officer

CAMBRIDGE, Mass., September 19, 2022 – Agios Pharmaceuticals, Inc. (NASDAQ: AGIO), a leader in the field of cellular metabolism pioneering therapies for rare and genetically defined diseases, today announced the appointment of Cecilia Jones to the role of chief financial officer, effective Sept. 26, 2022. Ms. Jones will replace Jonathan Biller, who served as the company’s previous chief financial officer and head of corporate affairs and who resigned effective Sept. 16, 2022 in order to become chief legal officer of Vertex Pharmaceuticals.

“With more than two decades of experience in financial leadership roles with leading biopharmaceutical companies, including most recently as chief financial officer of a rare disease company, we are thrilled to welcome Cecilia as a strategic member of our leadership team at such a pivotal moment for Agios as we continue to execute on the commercial launch of PYRUKYND®, advance five pivotal trials and expand our rare and genetically defined disease capabilities,” said Brian Goff, chief executive officer of Agios. “Cecilia has deep expertise in rare diseases and across a range of finance functions, including global commercial operations, business development and long-range planning and budget management, making her the ideal fit for the role. In addition, she shares our dedication to raising the bar in all that we do on behalf of the patients we serve. I also offer my sincere gratitude to Jonathan for his contributions to Agios over the last three years which have allowed us to focus on rapidly advancing our rare and genetically defined disease portfolio for patients in need and ensuring financial sustainability well into the future.”

Ms. Jones has more than 20 years of financial experience within the biopharmaceutical industry, including several companies focused on rare diseases. She joins Agios from LogicBio Therapeutics, where she served as chief financial officer and was responsible for driving the company’s financial strategy, including evaluation of financing alternatives and analysis of business development opportunities, and managing corporate financial planning, accounting, corporate communications and investor relations. Prior to her role at LogicBio, Cecilia spent more than 10 years at Biogen in roles of increasing responsibility within the finance organization. Most recently, she was vice president of R&D, worldwide medical and business development finance, advising senior management on investment prioritization to support the company’s strategic goals. Previously, she served as senior director of corporate finance, where she led global long-range planning and financial assessment of business development and M&A opportunities, and director of finance for emerging markets, global commercial strategy and global market access. Before joining Biogen, Ms. Jones was director of international finance at Genzyme, where she held various roles of increasing responsibility within international finance. She earned a Licenciatura en Economia from Universidad de San Andres in Buenos Aires, Argentina, and an MBA from Harvard Business School.

“Agios is uniquely positioned to make a positive impact for people with rare and genetically defined diseases, with its promising portfolio of commercial, clinical and preclinical assets as well as its dedicated team and inspiring culture. Importantly, Agios is in a strong financial position with a balance sheet that is differentiated within the industry, enabling the company to maximize its impact and reach its goals. I look forward to stewarding the company’s resources and driving its financial strategy to support Agios’ important mission,” said Ms. Jones.

About Agios

Agios is a biopharmaceutical company that is fueled by connections. The Agios team cultivates strong bonds with patient communities, healthcare professionals, partners and colleagues to discover, develop and deliver therapies for rare and genetically defined diseases. In the U.S., Agios markets a first-in-class pyruvate kinase (PK) activator for adults with PK deficiency, the first disease-modifying therapy for this rare, lifelong, debilitating hemolytic anemia. Building on the company’s leadership in the field of cellular metabolism, Agios is advancing a robust clinical pipeline of investigational medicines with active and planned programs in alpha- and beta-thalassemia, sickle cell disease, pediatric PK deficiency and MDS-associated anemia. In addition to its clinical pipeline, Agios has multiple investigational therapies in preclinical development and an industry-leading research team with unmatched expertise in cellular metabolism and genetics. For more information, please visit the company’s website at www.agios.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the expected benefits of Agios’ chief financial officer succession plan. The words “anticipate,” “expect,” “goal,” “hope,” “milestone,” “plan,” “potential,” “possible,” “strategy,” “will,” “vision,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs. Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other important factors, including, without limitation risks and uncertainties related to: the impact of the COVID-19 pandemic on Agios’ business, operations, strategy, goals and anticipated milestones, including its ongoing and planned research activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of future approved products, and launching, marketing and selling future approved products; Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA, the EMA or other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios’ ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures and competitive factors; Agios’ ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to establish and maintain collaborations; the failure of Agios to receive milestone or royalty payments related to the sale of its oncology business, the uncertainty of the timing of any receipt of any such payments, and the uncertainty of the results and effectiveness of the use of proceeds from the transaction with Servier; and general economic and market conditions. These and other risks are described in greater detail under the caption “Risk Factors” included in Agios’ public filings with the Securities and Exchange Commission. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statements contained in this press release are made only as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

Contacts

Investors:

Holly Manning, 617-844-6630

Senior Director, Investor Relations

Holly.Manning@agios.com

Media:

Jessica Rennekamp, 857-209-3286

Senior Director, Corporate Communications

Jessica.Rennekamp@agios.com